Prepayments and Other Current Assets (Tables)	12 Months Ended
Dec. 31, 2024
Prepayments and Other Current Assets
Summary of prepayments and other current assets
The following is a summary of prepayments and other current assets:

	December 31, 2023	December 31, 2024
	RMB in thousands
Prepayments for revenue sharing cost*	308,777	305,818
Inventories, net	186,497	255,185
Prepayments for sales tax	321,817	172,756
Deposits	77,224	138,561
Interest income receivable	122,375	78,343
Prepayments of marketing and other operational expenses	68,830	64,065
Prepayments to inventory suppliers	54,498	39,584
Loans to investees or ongoing investments	19,343	21,465
Prepayments for content cost	31,856	20,064
Prepayments /receivables relating to jointly invested content	18,339	2,250
Others	63,232	50,020

Total	1,272,788	1,148,111

*
App stores retain commissions on each purchase made by the users through the App stores. The Group is also obligated to pay ongoing licensing fees in form of royalties to the third-party game developers. Licensing fees consist of fees that the Group pays to content owners for the use of licensed content, including trademarks and copyrights, in the development of games. Licensing fees are either paid in advance and recorded on the balance sheets as prepayments or accrued as incurred and subsequently paid. Additionally, the Group defers the revenue from licensed mobile games over the estimated average playing period of paying players given that there is an implied obligation to provide on-going
services to
end-users.